SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of
     the Commission Only
     (as permitted by
     Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           TOUCHSTONE STRATEGIC TRUST

      (Name of Registrant as Specified in Its Charter/Declaration of Trust) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

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

                           TOUCHSTONE STRATEGIC TRUST
                              LARGE CAP GROWTH FUND
                        221 EAST FOURTH STREET, SUITE 300
                             CINCINNATI, OHIO 45202
                                 (800) 543-0407


                            NOTICE OF SPECIAL MEETING

Notice is hereby given that a special meeting of shareholders of the Large Cap Growth Fund, a series of Touchstone Strategic Trust (the "Trust") will be held on August 22, 2003 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

The special meeting is being held for the following purposes:

     1. To approve a change to the investment restriction of the Large Cap Growth Fund concerning diversification.

     2. To transact such other business as may properly come before the special meeting or any other adjournments thereof.

     Shareholders of record at the close of business on June 30, 2003 are entitled to notice of, and to vote at, the special meeting. The accompanying Proxy Statement contains more information about the special meeting.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND A POSSIBLE ADJOURNMENT, PLEASE READ THE ENCLOSED PROXY STATEMENT AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY AUGUST 21, 2003.

     By order of the Board of Trustees of the Touchstone Strategic Trust.


                                             Tina Hosking Bloom
                                             Secretary

Cincinnati, Ohio
July 18, 2003

                           TOUCHSTONE STRATEGIC TRUST
                              LARGE CAP GROWTH FUND
                        221 EAST FOURTH STREET, SUITE 300
                             CINCINNATI, OHIO 45202
                                 (800) 543-0407


                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          OF THE LARGE CAP GROWTH FUND
                                 AUGUST 22, 2003


     This Proxy Statement is furnished by Touchstone Strategic Trust (the "Trust") to the shareholders of the Large Cap Growth Fund (the "Fund") on behalf of the Trust's Board of Trustees (the "Board") in connection with the Trust's solicitation of the accompanying proxy. This proxy will be voted at a special meeting of shareholders to be held on August 22, 2003 at 10:00 a.m., Eastern time, at the offices of the Trust, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Fund shareholders on or about July 18, 2003.

     IN THIS PROXY STATEMENT, ACTIONS FROM TIME TO TIME MAY BE DESCRIBED AS BEING TAKEN BY THE FUND, WHICH IS A SERIES OF THE TRUST, ALTHOUGH ALL ACTIONS ARE ACTUALLY TAKEN BY THE TRUST ON BEHALF OF THE FUND.

     COPIES OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THESE REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 543-0407 OR BY WRITING TO THE TRUST, 221 EAST FOURTH STREET, SUITE 300, CINCINNATI, OHIO 45202.

                                 PROPOSAL NO. 1

                TO APPROVE A CHANGE TO THE INVESTMENT RESTRICTION
                       OF TOUCHSTONE LARGE CAP GROWTH FUND
                           CONCERNING DIVERSIFICATION


     The Investment Company Act of 1940 (the "1940 Act") requires all mutual funds to specify whether they are "diversified" or "non-diversified" and provides that a fund can change its classification from diversified to non-diversified only with the approval of shareholders. Currently, the Fund is classified as a diversified fund. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following requirements: With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined as of the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, cash, cash items and securities of other investment companies.

     The  Board   proposes   changing   the  Fund's   classification   to  be  a
non-diversified fund as defined in the 1940 Act.

     If the proposed change in policy is approved, the Fund would be permitted to invest up to 25% of its total assets in a single issuer, and up to 50% of its total assets could consist of the securities of only two issuers. With respect to the remainder of the Fund's total assets, no more than 5% could be invested in any one issuer, and the Fund may not own more than 10% of the outstanding voting securities of any issuer. The Board believes that the investment flexibility provided by this change could help the Fund focus its investments on those companies which can best assist the Fund achieve its investment objective.

     In determining to recommend the proposed change in policy to shareholders, the Board considered the possible risks to the Fund from becoming non-diversified. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio than in the portfolio of a fund which invests in a larger number of issuers.

     The Board believes that the additional flexibility afforded the Fund by being able to concentrate its investments outweighs this risk.

     RECOMMENDATION AND REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of the holders of the lesser of (a) 50% or more of the voting securities of the Fund present at the special meeting or represented by proxy if holders of more than 30% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on this Proposal.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE A CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION OF THE LARGE CAP GROWTH FUND CONCERNING DIVERSIFICATION.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP INFORMATION

     5% BENEFICIAL OWNERSHIP INFORMATION. As of June 30, 2003, the following persons were known by the Trust to own 5% or more of the outstanding shares of the indicated Fund:

Name and Address of Record Owner          Number of Shares      Percent of Total

LARGE CAP GROWTH FUND



No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the record date.

TOTAL LARGE CAP GROWTH FUND SHARES
OUTSTANDING AND ENTITLED TO VOTE

     SHARE OWNERSHIP OF TRUSTEES AND OFFICERS. As of June 30, 2003, no Officers or Trustees of the Trust were known by the Trust to be record owners of 1% or more of the outstanding shares of any Fund.

                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

     Touchstone Advisors, Inc. (the "Advisor"), located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust.

     Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Trust. The address of Touchstone Securities is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. For the period from January 1, 2002, through December 31, 2002, Touchstone Securities received $0 in underwriting commissions from the Trust.

     Both the Advisor and the Underwriter are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a stock life insurance company organized under the laws of the State of Ohio on December 1, 1980. WSLAC is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

     The following officers of the Trust hold positions with the Advisor and the Underwriter.

                               Position              Position with                  Position with
Name                           with Trust            Touchstone Advisors            Touchstone Securities
-----------------------------------------------------------------------------------------------------------
Patrick T. Bannigan            President             Senior Vice President          Senior Vice President
                                                     and Managing Director          and Managing Director

Terrie A. Wiedenheft           Controller            Chief Financial Officer        Chief Financial Officer

Michael S. Spangler            Vice President        Vice President                 Vice President

     Integrated Fund Services, Inc. ("Integrated") serves as the administrator, fund accounting and transfer agent for the Trust. The address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

PROXY SOLICITATION

     The principal solicitation of proxies will be by mail, but proxies may be solicited by telephone, facsimile, internet, and personal contact by directors, officers and regular employees of the Advisor. ALAMO Direct Mail, Inc. has been engaged to assist in the distribution and tabulation of proxies. As the special meeting date approaches, a representative of the Advisor, or its affiliates, may contact shareholders whose votes have not yet been received. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the special meeting will be borne by the Advisor. The anticipated cost of the proxy tabulation is approximately $3,500 of which approximately $1,500 is for printing.

CERTAIN VOTING MATTERS

     Only shareholders of record on June 30, 2003 are entitled to be present and to vote at the special meeting or any adjourned meeting. A shareholder shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) owned by such shareholder, and each fractional dollar amount shall be entitled to a proportionate fractional vote.

     The persons named in the accompanying proxy will vote as directed by the proxy. If a proxy is signed and returned but does not give voting directions, it will be voted for the approval of the Proposal described in this Proxy Statement.

     If a shareholder signs and returns a proxy but abstains from voting, the shares represented by the proxy will be counted as present and entitled to vote for purposes of determining a quorum at the special meeting, but the abstention will have the effect of a vote against the Proposal.

     If a broker indicates on a proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the special meeting for quorum purposes but not entitled to vote and thus will also have the effect of a vote against the Proposal.

     A shareholder may revoke the accompanying proxy at any time before its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if a shareholder is present at the special meeting and elects to vote in person. Attendance at the special meeting alone will not serve to revoke the proxy.

QUORUM

     The presence in person or by proxy of the Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the special meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the special meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

PORTFOLIO TRANSACTIONS

     The Trust does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. During the period from January 1, 2002, through December 31, 2002, brokerage transactions were not placed with any person affiliated with the Trust or the Advisor.

SHAREHOLDER PROPOSALS

     The meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of Trust shareholders. Any shareholders who wish to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Fund at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 so that the proposals are received within a reasonable period of time prior to the meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Fund's management does not know of any matters to be presented at the special meeting other than those described in this Proxy Statement. If other business should properly come before the meeting, the proxyholders will vote thereon in their discretion.

   PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY AUGUST
         21, 2003 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.


July 18, 2003                   By Order of the Board of Trustees of the Trust.
Cincinnati, Ohio                Tina Hosking Bloom, Secretary

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